TABLE OF CONTENTS

PROXY STATEMENT

SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant

Filed by a party other than the registrant

Check the appropriate box:

Preliminary proxy statement	Confidential, for use of the

Commission only (as permitted by

Rule 14a-6(e)(2).

Definitive proxy statement.

Definitive additional materials.

Soliciting material pursuant to Rule 14a-12.

Michigan Heritage Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

CORPORATE HEADQUARTERS
28300 Orchard Lake Road, Suite 200
Farmington Hills, Michigan 48334
(248) 538-2525

March 20, 2001

Dear Shareholder:

      It is my pleasure to invite you to attend the 2001 Annual Meeting of Shareholders of Michigan Heritage Bancorp, Inc. (the “Company”) on Thursday, April 19, 2001, at 10:00 a.m. The meeting will be held at The Novi Hilton, 21111 Haggerty Road, Novi, Michigan 48375.

      The following pages contain the formal Notice of the Annual Meeting and the Proxy Statement. You will want to review this material for information concerning the business to be conducted at the meeting and the nominees for election as directors.

      Your vote is important. Whether you plan to attend the meeting or not, we urge you to complete, sign and return your Proxy as soon as possible in the envelope provided. This will ensure representation of your shares in the event you are unable to attend. You may, of course, revoke your Proxy and vote in person at the meeting if you desire.

Sincerely,

Richard Zamojski
Chairman of the Board of Directors
and Chief Executive Officer

MICHIGAN HERITAGE BANCORP, INC.
28300 Orchard Lake Road, Suite 200
Farmington Hills, Michigan 48334

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 19, 2001

Solicitation of Proxies

      Michigan Heritage Bancorp, Inc. (the “Company”) is distributing this Proxy Statement and the accompanying Proxy to the Company’s shareholders to solicit proxies to be used at the 2001 Annual Meeting of Shareholders of the Company. The Annual Meeting will be held on Thursday, April 19, 2001, at 10:00 a.m. The meeting will be held at The Novi Hilton, 21111 Haggerty Road, Novi, Michigan 48375.

      The Board of Directors of the Company is soliciting the enclosed Proxy. The Board mailed this Proxy Statement and the enclosed Proxy to shareholders beginning on March 20, 2001. The Company has included its 2000 Annual Report to Shareholders with this Proxy Statement.

      The Company will pay the entire cost of soliciting proxies. The Company will arrange with brokerage houses, nominees, custodians and other fiduciaries to send proxy soliciting materials to beneficial owners of the Common Stock at the Company’s expense.

Revoking a Proxy

      Any person giving a Proxy has the power to revoke it at any time before it is voted. You may revoke your Proxy in any one of the following ways: (1) you may deliver a written notice of revocation, dated after the date of the Proxy, to the Secretary of the Company at or before the Annual Meeting; (2) you may deliver a later-dated Proxy to the Secretary of the Company at or before the Annual Meeting; or (3) you may attend the Annual Meeting in person and vote your shares by ballot.

Record Date

      The record date for determining shareholders entitled to vote at the Annual Meeting is March 8, 2001. Each of the 1,488,764 shares of Common Stock of the Company issued and outstanding on that date is entitled to one vote on any matter voted on at the Annual Meeting. Abstention votes and votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners (“broker non-votes”) will be counted as “present” at the Annual Meeting to determine whether a quorum exists.

Election of Directors

      The Company’s Bylaws provide that the number of directors, as determined from time to time by the Board, shall be no less than five and no more than fifteen. The Board has presently fixed the number of directors at seven. The Articles of Incorporation provide that the directors shall be divided into three classes, Class I, Class II and Class III, with each class serving a staggered three-year term and with the number of directors in each class being as nearly as equal as possible.

      The Board has nominated Anthony S. Albanese and Lewis N. George as Class II directors for three year terms expiring at the Annual Meeting of Shareholders in the year 2004 and upon election and qualification of their successors. Each of the nominees is presently a Class II director of the Company whose term expires at the 2001 Annual Meeting of Shareholders. The other members of the Board, who are Class I and Class III directors, will continue in office in accordance with their previous elections until the expiration of their terms at the Annual Meetings of Shareholders in 2002 and 2003, as the case may be.

      Unless proxy votes have been withheld, each Proxy received will be voted to elect Mr. Albanese and Mr. George as Directors. If either nominee is unable or declines to serve, Proxies will be voted for the other nominee for such person as the Board of Directors designates to replace such nominee. However, the Board of Directors does not anticipate that this will occur.

      Persons receiving a plurality of the votes cast at the Annual Meeting in person or by Proxy will be elected as Directors. “Plurality” means that the persons who receive the largest number of votes cast will be elected as Directors. Shares not voted (whether by abstention, broker non-votes or otherwise) will have no effect on the election.

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Security Ownership of Certain Beneficial Owners and Management

      The following table presents information regarding the beneficial ownership of the Company’s Common Stock as of December 31, 2000, by the nominees for election as directors of the Company, the directors of the Company whose terms of office will continue after the Annual Meeting of Shareholders, the executive officers named in the Summary Compensation Table, and all directors and executive officers of the Company as a group

Name And Address of	Amount And Nature		Percent Of
Beneficial Owner	Of Beneficial Ownership (1)		Class

Anthony S. Albanese	37,673 shs.	(2)	2.4%

330 Eaton Drive

Northville, MI 48167

H. Perry Driggs, Jr.	31,615 shs.(3	)(4)	2.0%

230 Orange Lake Drive

Bloomfield Hills, MI 48302

Lewis N. George	52,200 shs.	(3)	3.3%

5241 North Bay Drive

Orchard Lake, MI 48324

Phillip R. Harrison	29,466 shs.	(3)	1.9%

4792 Split Rail Lane

Brighton, MI 48116

Darryle J. Parker	8,250 shs.	(5)	*

5750 Parkside Drive

Monroe, MI 48161

Frank A. Scerbo	84,496 shs.(4	)(6)	5.3%

1144 Brookwood Lane

Birmingham, MI 48009

Philip Sotiroff	99,684 shs.(3	)(4)	6.3%

770 E. Glengarry Circle

Bloomfield Hills, MI 48301

Richard Zamojski	23,360 shs.(2	)(4)	1.5%

11790 Pine Mountain Drive

Brighton, MI 48116

All directors and executive	366,744 shs.		23.1%

officers of the Company

as a group (8 persons)

See Next Page for Footnotes

*	Less than 1.0%

(1)	Unless otherwise noted, all shares are owned solely by the person named or jointly with the person’s spouse. Percentages are based on issued and outstanding shares plus the number of shares that the named person or group has the right to acquire within 60 days.

(2)	Includes 13,200 shares that such person has the right to acquire within 60 days pursuant to the Company's 1997 Employee Stock Option Plan.

(3)	Includes 13,200 shares that such person has the right to acquire within 60 days pursuant to the Company's 1997 Stock Option Plan for Nonemployee Directors.

(4)	Includes 3,666 shares held by Mr. Driggs' spouse, 666 shares held by Mr. Scerbo's spouse, 7,330 shares held by Mr. Scerbo's spouse as co-trustee, 9,303 shares held by Mr. Sotiroff's spouse, and 110 shares held by Mr. Zamojski's minor daughter.

(5)	Includes 6,600 shares that such person has the right to acquire within 60 days pursuant to the Company's 1997 Employee Stock Option Plan.

(6)	Includes 61,600 shares held by trusts of which Mr. Scerbo is co-trustee and 3,300 shares that Mr. Scerbo has the right to acquire within 60 days pursuant to the Company's 1997 Stock Option Plan for Nonemployee Directors.

Information About Directors and Nominees as Directors

      The following information is furnished with respect to each person who is presently a director of the Company whose term of office will continue after the Annual Meeting of Shareholders, as well as those persons who have been nominated for election as a director, each of whom is presently a director of the Company as well as a director of Michigan Heritage Bank (the "Bank"), which is the Company's wholly-owned subsidiary.

Nominees For Election as Directors at the 2001 Annual Meeting of Shareholders

		Year When
	Has Served As	Proposed Term of
Name, Age, Principal Occupation	Director Since	Office Expires

Anthony S. Albanese, 53	1996	2004

President and Chief Operating Officer;

Michigan Heritage Bancorp, Inc. and

Michigan Heritage Bank

Lewis N. George, 63	1996	2004

President; The George Group

(Real Estate Development and Management)

Directors Whose Terms of Office Continue After the 2001 Annual Meeting of Shareholders

	Has Served As	Year When Term
Name, Age, Principal Occupation	Director Since	of Office Expires

H. Perry Driggs, Jr., 64	1996	2002

President; Great Lakes Capital Corporation

(Investment Banking, Corporate Finance)

Phillip R. Harrison, 46	1996	2003

President; Harrison Capital Corporation

(Investment Banking)

Frank A. Scerbo, 51	1997	2002

Vice President; McPhail Corporation

(Automotive Supplier)

Philip Sotiroff, 62	1996	2003

President; Sotiroff & Abramczyk, P.C.

(Law Firm)

Richard Zamojski, 49	1996	2002

Chairman of the Board and

Chief Executive Officer;

Michigan Heritage Bancorp, Inc. and

Michigan Heritage Bank

Board of Directors Meetings and Committees

      The Company has no standing Audit, Compensation or Nominating Committees.

      The Board is responsible for reviewing and making recommendations as to its size and composition, nominating candidates for election as directors, and filling any vacancies that may occur between annual meetings. The Board will consider as potential nominees persons recommended by shareholders. Recommendations should be submitted to the Board in care of Richard Zamojski, Chairman of the Board. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies such person for consideration, and a statement that such person has agreed to serve if nominated and elected. Shareholders who themselves wish to effectively nominate a person for election to the Board, as contrasted with recommending a potential nominee to the Board for its consideration, are required to comply with the advance notice and other requirements set forth in the Company's Bylaws.

      During 2000, there were twelve regular meetings of the Board. Each of the Directors attended all of the meetings of the Board during 2000 except for one meeting which was missed by one director.

      Original members of the Board who are not employees of the Company or any of its affiliates (“Nonemployee Directors”), after adjusting for the Company’s stock dividend distributed in 1998 (the “Stock Dividend”), each received an option to purchase 13,200 shares of Common Stock of the Company at the public offering price of $9.09 per share, pursuant to the Company’s 1997 Stock Option Plan for Nonemployee Directors which was approved on January 15, 1997. Each option has become exercisable in full. Each option expires seven years after its date of grant. Nonemployee Directors who are appointed or elected after March 1, 1997, will receive an option for a lesser number of shares, the number of which will depend on which annual meeting is the first annual meeting occurring concurrently with, or after, he or she becomes a Nonemployee Director.

Compensation of Executive Officers

      Compensation information is provided only for Richard Zamojski and Anthony S. Albanese because no other executive officer of the Company had total annual salary and bonus in excess of $100,000.

Summary Compensation Table

						Securities		All other
				Other Annual	Restricted	Underlying	LTIP	Compen-
		Salary	Bonus	Compensation	Stock Awards	Options/SARs	Payouts	sation
Name	Year	($)	($)	($)	($)	(#)	($)	($)

Richard Zamojski	2000	120,000	14,650	4,741	0	13,200	0	0

	1999	115,000	15,000	3,977	0	13,200	0	0

	1998	105,000	0	0	0	13,200	0	4,939

Anthony S. Albanese	2000	120,000	14,650	3,050	0	13,200	0	0

	1999	115,000	15,000	4,576	0	13,200	0	10,304

	1998	105,000	0	0	0	13,200	0	10,481

AGGREGATE FISCAL YEAR END OPTION/SAR VALUES

Value Of
			Number of Securities	Unexercised
			Underlying Unexercised	In-The-Money
			Options/SARs	Options/SARs
	Shares Acquired	Value	At Fiscal Year-End	At Fiscal Year-End
Name	On Exercise	Realized	Exercisable/Unexercisable	Exercisable/Unexercisable (1)

Richard Zamojski	0	$0	13,200/0	$0/$0

Anthony S. Albanese	0	$0	13,200/0	$0/$0

(1)	Based on the last trade on December 31, 2000

      During 2000, none of the executive officers of the Company exercised any stock options. The Company does not have a Long-Term Incentive Plan.

Related Party Transactions

Banking Transactions. It is anticipated that the directors and officers of the Company and the Bank and the companies with which they are associated may have banking and other transactions with the Bank in the ordinary course of the Bank’s business. Applicable law and the Bank’s policy require that any loans and commitments to lend to such affiliated persons or entities included in such transactions or other transactions with such affiliates be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated parties of similar creditworthiness, do not involve more than normal risk or present other unfavorable features to the Bank, and be on terms no less favorable to the Bank than could be obtained on an arms-length basis from unaffiliated independent third parties. During 1998, the Bank funded a term loan of $190,000 to a corporation of which Mr. Scerbo is a shareholder, director, and officer. The loan was paid off in 2000. The Company paid the law firm of which Mr. Sotiroff is a member legal fees of $74,519 in 2000.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Officers, Directors, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on the Company’s review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that its officers,

Directors, and greater than 10% shareholders met all applicable filing requirements during the last fiscal year.

Independent Accountants

      Plante & Moran, LLP has served as independent accountants for the Company since its inception. Plante & Moran, LLP was selected by the Board of Directors to serve as the Company’s current fiscal year (ending December 31, 2001). It is anticipated that representatives of Plante & Moran, LLP will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

Audit Fees. Audit fees paid to Plante & Moran, LLP for the Company’s 2000 annual audit and reviews of the unaudited financial statements included in the Company’s 2000 quarterly reports on Form 10-QSB were $33,460.

Financial Information Systems Design And Implementation Fees. There were no fees paid to Plante & Moran, LLP for financial information systems design and implementation fees.

All Other Fees. The balance of all other fees paid to Plante & Moran, LLP for the fiscal year 2000 was $30,528 which was for all other non-audit fees, primarily for the review of internal control structure and financial reporting process. There were no fees paid to Plante & Moran, LLP for technology services.

Compatibility Of Non-Audit Services. There were no technology services provided by Plante & Moran, LLP to the Company for the fiscal year ending December 31, 2000. The Board believes the provision of the other non-audit services by Plante & Moran, LLP is compatible with maintaining Plante & Moran’s independence.

Leased Personnel In Connection With The Audit. There were no leased personnel utilized by Plante & Moran, LLP in connection with the Company’s 2000 audit.

Shareholder Proposals For 2002 Annual Meeting of Shareholders

      Shareholder proposals to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company not later than November 20, 2001, if they are to be included in the Company’s Proxy Statement for that meeting. Such proposals should be addressed to the Secretary at the Company’s executive offices.

      In addition, in accordance with the provisions contained in the Company’s Bylaws, any shareholder who wishes to present a proposal for action at the 2002 Annual Meeting of Shareholders must give advance notice of his or her proposal in writing to the Secretary of the Company not later than February 18, 2002 (60 days before the anniversary date of the Annual Meeting of Shareholders being held this year), and must include with such notice the information required by the Bylaws.

Other Matters

      At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the 2001 Annual Meeting other than the matters described in this Proxy Statement. However, if any other matters should come before the meeting, the persons named in the proxy card intend to vote the proxy in accordance with their judgment on such matters.

Form 10-KSB

      Any shareholder who would like to have a copy of the Company’s Form 10-KSB, as filed with the Securities and Exchange Commission, may obtain it at no charge by writing to Darryle J. Parker, Secretary, at the Company’s Corporate Headquarters.

By Order of the Board of Directors,

Darryle J. Parker
Secretary and Treasurer

March 20, 2001

REVOCABLE PROXY
MICHIGAN HERITAGE BANCORP, INC.
PLEASE MARK VOTES
AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS

APRIL 19, 2001

      The undersigned hereby appoints Richard Zamojski and Anthony S. Albanese, or either of them, attorneys and proxies with power of substitution, to vote all of the Common Stock of the undersigned at the Annual Meeting of Shareholders of Michigan Heritage Bancorp, Inc. to be held at the Novi Hilton, 21111 Haggerty Road, Novi, Michigan 48375 on Thursday, April 19, 2001, at 10 a.m., local time, and at any adjournments thereof upon the following matters;

			With-	For All
		For	hold	Except
1.	The election as directors of all nominees listed (except as marked to the contrary below):

      Anthony S. Albanese       Lewis N. George

Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED PROPOSAL.

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF MICHIGAN HERITAGE BANCORP, INC.

      The undersigned acknowledges receipt of the Proxy Statement dated March 20, 2001, and ratifies all that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof, and revokes all former proxies.

      Please sign this proxy exactly as your name appears hereon, date it and return it in the enclosed envelope. Joint owners should each sign. If you are signing as guardian, trustee, executor, administrator, or attorney-in-fact, please so indicate. Please also note any address correction above.

Please be sure to sign and date this Proxy in the box below	Date	_______________________

Shareholder sign above		Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

MICHIGAN HERITAGE BANCORP, INC.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

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